EliteDesignsSM Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated May 18, 2007,
To Prospectus Dated May 1, 2007

The following Subaccounts are not available under the Contract until further notice:

  Rydex VT Dynamic Dow
  Rydex VT Dynamic OTC
  Rydex VT Dynamic S&P 500
  Rydex VT Inverse Dynamic Dow

The "State Variations" Section of the Prospectus is deleted in its entirety and replaced with the following:

State Variations  -- The Prospectus and Statement of Additional Information provide a description of the material terms and features of the Contract. Certain provisions of your contract, most notably the free-look provision, may be different than the description in this Prospectus and the Statement of Additional Information, and certain riders, endorsements, and options may not be available, because of legal restrictions in your state. For example, as of the date of this Prospectus, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider has not been approved for sale in the state of Minnesota; please ask your representative for up-to-date information about whether an optional rider is available in your state. Your registered representative can provide specific information that may be applicable to your state. If you would like to review a copy of your contract and its endorsements and riders, if any, contact the Company's Administrative Office.

Please Retain This Supplement For Future Reference